SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: December 10, 2001
                       (Date of earliest event reported)

                          SSB VEHICLE SECURITIES INC.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                       333-63005              13-4010808
-------------------------------    ---------------------   -------------------
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                     Identification No.)


                390 Greenwich Street, New York, New York 10013
        ---------------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 816-6000






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Item 5.  Other Events.
         ------------

     The Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association is attached hereto as
Exhibit 25.3.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  25.3   Form of T-1 Statement of Eligibility and
                         Qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association.






                                      2
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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SSB Vehicle Securities Inc.
                                                            -


                                 By:  /s/ Christopher Hawke
                                      --------------------
                                      Christopher Hawke
                                      Vice President

Dated:   December 10, 2001


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                                 EXHIBIT INDEX



Exhibit No.              Description of Exhibit

Exhibit 25.3            Form of T-1 Statement of Eligibility and
                        Qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association.